SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           February 20, 2003

CATALYST SEMICONDUCTOR, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-21488	77-0083129

(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Borregas, Sunnyvale, California	94089

(Address of Principal Executive Offices)	(Zip Code)

(408) 542-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

               On February 20, 2003, the Board of Directors of Catalyst Semiconductor, Inc. (the “Company”) issued a press release announcing the Company’s third fiscal quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

               (c) Exhibits

Exhibit	Description

99.1	Press Release of Catalyst Semiconductor, Inc. dated February 20, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2003

CATALYST SEMICONDUCTOR, INC.

By:	/s/ Gelu Voicu

Gelu Voicu President and Chief Executive Officer

By:	/s/ Thomas E. Gay III

Thomas E. Gay III Vice President, Finance and Administration and Chief Financial Officer

CATALYST SEMICONDUCTOR, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of Catalyst Semiconductor, Inc. dated February 20, 2003.